UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2/27/08

Tercica, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50461

Delaware	26-0042539
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2000 Sierra Point Parkway

Suite 400

Brisbane, CA 94005

(Address of principal executive offices, including zip code)

(650) 624-4900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 27, 2008, Tercica, Inc. issued a press release announcing its financial results for the fourth quarter of 2007. A copy of the press release concerning the foregoing results is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information under Item 12 of this report, including Exhibit 99.1 hereto, shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

Press Release entitled “Tercica Reports Fourth Quarter and Year End 2007 Financial Results,” dated February 27, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tercica, Inc.

Date: February 27, 2008	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release entitled “Tercica Reports Fourth Quarter 2007 Financial Results”, dated February 27, 2008